Exhibit 99.2

Last Updated      2/22/2013

Pinnacle West Capital Corporation

Quarterly Consolidated Statistical Summary

Periods Ended December 31, 2012 and 2011

		3 Months Ended December 31,			12 Months Ended December 31,
Line		2012	2011	Incr (Decr)	2012	2011	Incr (Decr)

	EARNINGS CONTRIBUTION BY SUBSIDIARY (Dollars in Millions)

1	Arizona Public Service	$35	$22	$13	$427	$364	$63
2	El Dorado	-	-	-	(2)	-	(2)
3	Parent Company	-	(2)	2	(6)	(8)	2

4	Income From Continuing Operations	35	20	15	419	356	63

	Income (Loss) From Discontinued Operations - Net of Tax
5	SunCor	-	-	-	(2)	(2)	-
6	Other	(4)	-	(4)	(4)	13	(17)
7	Total	(4)	-	(4)	(6)	11	(17)

8	Net Income	31	20	11	413	367	46

9	Less: Net Income (Loss) Attributable to Noncontrolling Interests	8	7	1	31	28	3

10	Net Income Attributable to Common Shareholders	$23	$13	$10	$382	$339	$43

	EARNINGS PER SHARE BY SUBSIDIARY - DILUTED

11	Arizona Public Service	$0.31	$0.20	$0.11	$3.86	$3.31	$0.55
12	El Dorado	-	-	-	(0.02)	-	(0.02)
13	Parent Company	-	(0.02)	0.02	(0.05)	(0.07)	0.02

14	Income From Continuing Operations	0.31	0.18	0.13	3.79	3.24	0.55

	Income (Loss) From Discontinued Operations - Net of Tax
15	SunCor	-	-	-	(0.01)	(0.02)	0.01
16	Other	(0.04)	-	(0.04)	(0.04)	0.12	(0.16)
17	Total	(0.04)	-	(0.04)	(0.05)	0.10	(0.15)

18	Net Income	0.27	0.18	0.09	3.74	3.34	0.40

19	Less: Net Income (Loss) Attributable to Noncontrolling Interests	0.07	0.07	-	0.29	0.25	0.04

20	Net Income Attributable to Common Shareholders	$0.20	$0.11	$0.09	$3.45	$3.09	$0.36

21	BOOK VALUE PER SHARE	$36.20	$34.98	$1.22	$36.20	$34.98	$1.22

	COMMON SHARES OUTSTANDING (Thousands)
22	Average - Diluted	110,776	110,077	699	110,527	109,864	663
23	End of Period	109,743	109,246	497	109,743	109,246	497

See Glossary of Terms.	Page 1 of 4

Last Updated      2/22/2013

Pinnacle West Capital Corporation

Quarterly Consolidated Statistical Summary

Periods Ended December 31, 2012 and 2011

		3 Months Ended December 31,			12 Months Ended December 31,
Line		2012	2011	Incr (Decr)	2012	2011	Incr (Decr)

	ELECTRIC OPERATING REVENUES (Dollars in Millions)

	Retail
24	Residential	$291	$285	$6	$1,587	$1,539	$48
25	Business	344	335	9	1,472	1,454	18
26	Total retail	635	620	15	3,059	2,993	66
	Wholesale revenue on delivered electricity
27	Traditional contracts	11	13	(2)	62	68	(6)
28	Off-system sales	25	11	14	89	59	30
29	Native load hedge liquidation	-	-	-	4	-	4
30	Transmission for others	6	6	-	29	30	(1)
31	Other miscellaneous services	10	17	(7)	50	87	(37)
32	Total electric operating revenues	$687	$667	$20	$3,293	$3,237	$56

	ELECTRIC SALES (GWH)

	Retail sales
33	Residential	2,552	2,599	(47)	13,256	13,290	(34)
34	Business	3,541	3,540	1	14,898	14,920	(22)
35	Total retail	6,093	6,139	(46)	28,154	28,210	(56)
	Wholesale electricity delivered
36	Traditional contracts	103	185	(82)	761	959	(198)
37	Off-system sales	835	447	388	3,264	2,333	931
38	Retail load hedge management	48	31	17	269	153	116
39	Total electric sales	7,079	6,802	277	32,448	31,655	793

See Glossary of Terms.	Page 2 of 4

Last Updated      2/22/2013

Pinnacle West Capital Corporation

Quarterly Consolidated Statistical Summary

Periods Ended December 31, 2012 and 2011

		3 Months Ended December 31,			12 Months Ended December 31,
Line		2012	2011	Incr (Decr)	2012	2011	Incr (Decr)

	AVERAGE ELECTRIC CUSTOMERS

	Retail customers
40	Residential	1,010,532	995,645	14,887	1,005,074	994,244	10,830
41	Business	127,687	126,497	1,190	127,222	125,992	1,230
42	Total retail customers	1,138,219	1,122,142	16,077	1,132,296	1,120,236	12,060
43	Wholesale customers	50	46	4	49	46	3
44	Total customers	1,138,269	1,122,188	16,081	1,132,345	1,120,282	12,063

45	Customer growth (% over prior year)	1.4%	0.6%	0.8%	1.1%	0.4%	0.7%

	RETAIL SALES (GWH) - WEATHER NORMALIZED

46	Residential	2,554	2,519	35	13,255	13,226	29
47	Business	3,532	3,508	24	14,919	14,934	(15)
48	Total	6,086	6,027	59	28,174	28,160	14

	RETAIL USAGE (KWh/Average Customer)

49	Residential	2,525	2,610	(85)	13,190	13,367	(177)
50	Business	27,733	27,988	(255)	117,100	118,421	(1,321)

	RETAIL USAGE - WEATHER NORMALIZED (KWh/Average Customer)

51	Residential	2,527	2,530	(3)	13,188	13,303	(115)
52	Business	27,661	27,736	(75)	117,263	118,526	(1,263)

	ELECTRICITY DEMAND (MW)

53	Native load peak demand	5,339	5,221	118	7,207	7,087	120

	WEATHER INDICATORS - RESIDENTIAL

	Actual
54	Cooling degree-days	53	62	(9)	1,791	1,820	(29)
55	Heating degree-days	279	442	(163)	705	1,056	(351)
56	Average humidity	26%	25%	1%	26%	22%	4%

	10-Year Averages
57	Cooling degree-days	48	48	-	1,781	1,781	-
58	Heating degree-days	364	364	-	877	877	-
59	Average humidity	28%	28%	-	25%	25%	-

See Glossary of Terms.	Page 3 of 4

Last Updated      2/22/2013

Pinnacle West Capital Corporation

Quarterly Consolidated Statistical Summary

Periods Ended December 31, 2012 and 2011

		3 Months Ended December 31,			12 Months Ended December 31,
Line		2012	2011	Incr (Decr)	2012	2011	Incr (Decr)

	ENERGY SOURCES (GWH)

	Generation production
60	Nuclear	2,115	2,041	74	9,293	9,102	191
61	Coal	2,939	2,929	11	10,877	12,248	(1,371)
62	Gas, oil and other	1,551	1,675	(124)	7,465	5,705	1,760
63	Total generation production	6,606	6,644	(39)	27,635	27,055	581
	Purchased power
64	Firm load	769	576	193	6,288	5,419	869
65	Marketing and trading	62	79	(17)	306	933	(627)
66	Total purchased power	831	655	176	6,594	6,352	242
67	Total energy sources	7,436	7,299	137	34,229	33,407	823

	POWER PLANT PERFORMANCE

	Capacity Factors
68	Nuclear	84%	81%	3%	92%	91%	2%
69	Coal	76%	76%	-	71%	80%	(9)%
70	Gas, oil and other	20%	22%	(2)%	25%	19%	6%
71	System average	47%	48%	(1)%	49%	49%	-

	ECONOMIC INDICATORS

72	Housing Permits - Metro Phoenix (a)	3,736	2,166	1,570	13,584	8,735	4,849

	Arizona Job Growth (b)
73	Payroll job growth (% over prior year)	2.4%	1.3%	1.1%	2.1%	1.0%	1.1%
74	Unemployment rate (%, seasonally adjusted)	7.9%	9.1%	(1.2)%	8.3%	9.5%	(1.2)%

Sources:

(a)      Arizona Real Estate Center, Arizona State University W.P. Carey College of Business

(b)      Arizona Department of Economic Security

See Glossary of Terms.	Page 4 of 4